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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2001

                                 [KEYCORP LOGO]
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
----------------------------------------                                         -----------------------------------
    (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 17, 2001, the Registrant issued a press release announcing its earnings results for the three- and six-month period ended June 30, 2001. This press release, dated July 17, 2001, is attached as Exhibit 99.1 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99.1 The Registrant's July 17, 2001, press release announcing its earnings results for the three- and six-month period ended June 30, 2001.


ITEM 9. REGULATION FD DISCLOSURE

On July 17, 2001, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.



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                                                                               1

                                    Annex A

                           SECOND QUARTER 2001 REVIEW

                                 [KEYCORP LOGO]

                                 JULY 17, 2001


                                                                  [KEYCORP LOGO]


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                                                                               2

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated third quarter and full-year 2001 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued softening in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and changes in accounting, tax or regulatory practices or requirements.

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                                                                               3


SECOND QUARTER REVIEW OUTLINE

- INTRODUCTION                  B. SOMERS

- OVERVIEW                      H. MEYER

- FINANCIAL REVIEW              L. IRVING

- ASSET QUALITY                 K. BLAKELY

- WRAP UP / Q&A                 B. SOMERS


                                                                  [KEYCORP LOGO]


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                                                                               4

STRATEGIC ANNOUNCEMENTS
MAY 17, 2001

- ACCELERATED DOWNSIZING OF AUTO BUSINESS

- SHARPENED FOCUS ON RELATIONSHIP BUSINESS

- ADDRESSED CREDIT ISSUES

COMPETITIVENESS INITIATIVE - PEG
FTE REDUCTIONS
FTE
IN THOUSANDS              NET REDUCTION: 16%

1998     1999    2000    MAR-01    JUN-01

25.9     24.6    22.1     21.9      21.7


                                                                  [KEYCORP LOGO]



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                                                                               6

FINANCIAL HIGHLIGHTS - 2Q01

- NET INTEREST MARGIN INCREASE 14BP

- NET INTEREST INCOME (TE) UP $24 MM

- STRONG GROWTH IN HOME EQUITY LOANS

- CONTINUED EXPENSE REDUCTION


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                                                                               7

LINE OF BUSINESS PERFORMANCE


                                 RETAIL BANKING
                      (A DIVISION OF KEY CONSUMER BANKING)
                                   (GRAPH)

IN MILLIONS

                2Q00    3Q00    4Q00    1Q01    2Q01

REVENUE         $344    $356    $340    $339    $338

NET INCOME      $66     $78     $72     $73     $71


                             KEY CORPORATE FINANCE
                                   (GRAPH)

IN MILLIONS

                2Q00    3Q00    4Q00    1Q01    2Q01

REVENUE         $442    $438    $482    $445    $473

NET INCOME      $116    $115    $142    $111    $130






                         HOME EQUITY & CONSUMER FINANCE
                      (A DIVISION OF KEY CONSUMER BANKING)
                                    (GRAPH)
IN MILLIONS



                2Q00    3Q00    4Q00    1Q01    2Q01

REVENUE         $146    $137    $147    $148    $147

NET INCOME      $20     $16     $18     $20     $18*


*EXCLUDES ONE-TIME CHARGE FOR RETAINED INTERESTS IN SECURITIZED ASSETS


                             KEY CAPITAL PARTNERS*
                                    (GRAPH)
IN MILLIONS


                2Q00    3Q00    4Q00    1Q01    2Q01

REVENUE         $257    $260    $268    $228    $229

NET INCOME      $28     $38     $34     $2      $4





* NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


                                                                  [KEYCORP LOGO]


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                                                                               8

                       NET INTEREST INCOME & MARGIN (TE)

IN MILLIONS

                  2Q00      3Q00      4Q00     1Q01       2Q01

NET INTEREST
INCOME            $680      $691       $709     $695      $719

NET INTEREST       3.68%    3.68%      3.71%    3.63%     3.77%
MARGIN

AVG. EARNING    $73,858  $74,709    $76,036  $76,872   $76,546
ASSETS


                                                                  [KEYCORP LOGO]


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                                                                               9

NET INTEREST MARGIN (TE)
1Q01 VS. 2Q01

Net Interest Margin 1Q01                            3.63%

Loan Spreads & Fees                     .05
Deposit Spreads                         .04
Accounting Adjustment                   .03
Balance Sheet Management                .02
                                        ---
Total                                   14bp

Net Interest Margin 2Q01                            3.77%


                                                                  [KEYCORP LOGO]


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                                                                              10

CORE NONINTEREST INCOME
1Q01 VS. 2Q01

IN MILLIONS

Noninterest Income 1Q01                         $455
Residual Losses- Leased Vehicles        (40)
Net Securities Gains                    (18)
Trust & Investment Services              (9)
Investment Banking & Capital Markets      7
Other components                          3
                                        ----
Noninterest Income 2Q01                         $398


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                                                                              11

CORE NONINTEREST EXPENSE
1Q01 VS. 2Q01
IN MILLIONS

Noninterest Expense 1Q01                                $698

Personnel Expense                       (19)
Other                                     7
                                        ---
Noninterest Expense 2Q01                                $686


                                                                  [KEYCORP LOGO]


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                                                                              12

NET CHARGE-OFFS BY LOAN TYPE
IN MILLIONS                     2Q00     3Q00   4Q00    1Q01    2Q01

CONTINUING PORTFOLIO
Commercial                      $36.3   $60.6   $43.0   $51.0   $39.9
Consumer                         31.5    43.8    64.8    58.2    59.6
                                 ----    ----    ----    ----    ----
                                 67.8   104.4   107.8   109.2    99.5
RUN-OFF PORTFOLIO                                                71.3
                                                                 ----
TOTAL NET C/O                   $67.8  $104.4  $107.8  $109.2  $170.8


                                                                  [KEYCORP LOGO]


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                                                                              13

PROVISION VS. NET CHARGE-OFFS
IN MILLIONS
                                 [BAR GRAPH]

                           2Q00       3Q00       4Q00       1Q01       2Q01

TOTAL LOAN
 LOSS PROVISION             $68       $131       $108       $110       $401

STRATEGIC PROVISION                                                     300

CONTINUING PROVISION                                                    101

NET CHARGE-OFFS - TOTAL      68        104        108        109        171

NET CHARGE-OFFS - NON-CORE                         13

NET CHARGE-OFFS - CORE                             95

NET CHARGE-OFFS - RUNOFF                                                 71

NET CHARGE-OFFS - CONTINUING                                            100


















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                                                                              14

ASSET QUALITY INDICATORS

                                           CONTINUING      TOTAL
                                           PORTFOLIO     PORTFOLIO
IN MILLIONS                   1Q01           2Q01           2Q01
                              ----           ----           ----
Nonperforming Loans         $  713         $  555         $  797
to EOP Loans                  1.06%          0.85%          1.20%

Nonperforming Assets        $  740         $  581         $  823
to EOP Loans + OREO           1.10%          0.89%          1.23%

Net C/O                     $  109         $  100         $  171
to Average Loans              0.66%          0.61%          1.02%

Allowance                   $1,001         $1,002         $1,231
to Total Loans                1.49%          1.54%          1.85%
to Nonperforming Loans         140%           181%           154%

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                                                                              15

RUN-OFF PORTFOLIO
IN MILLIONS

                                5/17/01                 6/30/01
                                -------                 -------

Loan Commitments                $2,648                  $2,393

Allowance for Loan Loss            300                     229

Nonperforming Loans                257                     242

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                                                                              16

NONPERFORMING LOANS: 2Q01

  -  2Q01 Increase:               $84MM or 11.8%

  -  Largest Addition:            $32MM (Healthcare-CP)

  -  Second Largest Addition:     $24MM (Leasing-ROP)

  CP:  CONTINUING PORTFOLIO
  ROP: RUN-OFF PORTFOLIO

                                                                  [KEYCORP LOGO]


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                                                                              17
NONPERFORMING LOANS: 2Q01

 LARGEST NPL:            $ 32MM (HEALTHCARE-CP)

 2(ND) LARGEST:          $ 24MM (LEASING-ROP)

 3(RD) LARGEST:          $ 21MM (MEDIA-ROP)

 10(TH) LARGEST          $ 12MM (STRUCTURED FINANCE-ROP)

 20(TH) LARGEST          $  7MM (LARGE CORPORATE-ROP)

 TOTAL/ TOP 20 NPLS:     $271MM (CP: $95MM ROP: $176MM)

 CP:  CONTINUING PORTFOLIO
 ROP: RUN-OFF PORTFOLIO

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                                                                              18
NONPERFORMING LOANS: 2Q01

Composition of Top 20 NPLs:
 IN MILLIONS
                              CP       ROP           TP
                              --       ---           --
Structured Finance           $23       $70          $93
Middle Market                  8        43           51
Healthcare                    40         -           40
Leasing                        -        24           24
Media                          -        21           21
Large Corporate                -        18           18
Key Capital Partners          13         -           13
Commercial Real Estate        11         -           11

CP:  Continuing Portfolio
ROP: Run-off Portfolio
TP:  Total Portfolio

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                                                                              19
THIRD QUARTER 2001 OUTLOOK (CORE)
(COMPARED TO 2Q01)

  REVENUE MID TO UPPER SINGLE DIGIT GROWTH SUPPORTED BY MODEST LOAN GROWTH, A SLIGHTLY LOWER NET INTEREST MARGIN AND GROWTH IN FEE INCOME FROM THIRD QUARTER 2000 LEVEL.

  EXPENSE              SLIGHT INCREASE - DEPENDENT UPON GROWTH IN FEE INCOME
                       BUSINESSES

  CREDIT QUALITY       NONPERFORMING ASSETS ARE EXPECTED TO INCREASE.
                       NET CHARGE-OFFS ARE EXPECTED TO STABILIZE OR DECLINE.
                       LOAN LOSS PROVISION SHOULD APPROXIMATE THAT OF FIRST
                       QUARTER 2001.

                                                                  [KEYCORP LOGO]

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                                                                              20
                                    APPENDIX





                                                                 [KEYCORP LOGO]
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                                                                              21
NONINTEREST INCOME

IN MILLIONS                                2Q00    3Q00     4Q00    1Q01    2Q01
                                           ----    ----     ----    ----    ----
  RECURRING ITEMS
  1. Trust & Invest Services Inc.         $ 150   $ 148    $ 150   $ 141   $ 132
  2. Inv. Banking & Cap. Mkts. Inc.          98      91       94      65      72
  3. Service Charges on Deposits             85      85       85      84      90
  4. COLI Income                             25      28       31      27      27
  5. L/C & Loan Fees                         24      26       34      29      30
  6. Electronic Banking Fees                 17      18       18      17      18
  7. Other Income                            76      64       96      92      29
                                           ----    ----     ----    ----    ----
 CORE NONINTEREST INCOME                    475     460      508     455     398

 NON-CORE ITEMS                              --     (55)      --      --      --
                                           ----    ----     ----    ----    ----
TOTAL NONINTEREST INCOME                  $ 475   $ 405    $ 508   $ 455   $ 398

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                                                                              22

NONINTEREST EXPENSE

    IN MILLIONS                            2Q00    3Q00   4Q00      1Q01    2Q01
                                           ----    ----   ----      ----    ----
RECURRING ITEMS
  1. Personnel                            $ 361   $ 342   $ 360    $ 364   $ 345
  2. Net Occupancy & Equipment               98      96      97       95      96
  3. Computer Processing                     60      59      62       62      63
  4. Marketing                               31      29      28       27      29
  5. Amortization of Intangibles             25      26      25       26      24
  6. Professional Fees                       21      18      19       18      19
  7. Postage & Delivery                      17      15      16       17      16
  8. Telecommunications                      13      12      12       11      12
  9. Other Expense                           70      75      89       78      82
                                           ----    ----    ----     ----    ----
CORE NONINTEREST EXPENSE                    696     672     708      698     686

 NON-CORE ITEMS                               2     115      (3)      --     172
                                           ----    ----    ----     ----    ----

 TOTAL NONINTEREST EXPENSE                $ 698   $ 787   $ 705    $ 698   $ 858

                                                                  [KEYCORP LOGO]

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                                                                              23
STATEMENT OF INCOME-REPORTED
                    --------

IN MILLIONS, EXCEPT PER SHARE DATA      2Q00    3Q00    4Q00    1Q01     2Q01
                                        ----    ----    ----    ----     ----

Net Interest Income (TE)               $ 680   $ 691   $ 709   $ 695   $  719
Loan Loss Provision                       68     131     108     110      401
Noninterest Income                       475     405     508     455      398
Noninterest Expense                      698     787     705     698      858
                                       -----   -----   -----   -----    -----
                                         389     178     404     342     (142)
Income Taxes & TE adj.                   141      57     138     124       (6)
Accounting Change, Net of Tax             --      --      --      (1)     (24)
                                       -----   -----   -----   -----    -----
Net Income                             $ 248   $ 121   $ 266   $ 217   $ (160)

EPS - Assuming Dilution                $0.57   $0.28   $0.62   $0.51   $(0.38)
Avg. Common Shares O/S
      Assuming Dilution                436.0   432.0   430.6   429.9    424.7

                                                                  [KEYCORP LOGO]


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                                                                              24

SIGNIFICANT NON-CORE ITEMS

  IN MILLIONS                          2Q00     3Q00     4Q00     1Q01     2Q01
                                       ----     ----     ----     ----     ----
Net Interest Income (TE)                 --       --       --       --       --
Loan Loss Provision                      --    $  27    $  13       --       --
Noninterest Income                       --      (55)      --       --       --
Noninterest Expense                   $   2    $ 115    $  (3)      --    $ 172
                                      -----    -----    -----             -----
                                         (2)    (197)     (10)      --     (172)
Income Taxes and TE adj.                 (1)     (73)      (4)      --       (8)
Acct. Change, Net of Tax                 --       --       --       --      (24)
                                      -----    -----    -----    -----    -----
Net Loss                              $  (1)   $(124)   $  (6)      --    $(188)


2Q00     Software write-off
3Q00 Investment portfolio reconfiguration, additional loan loss provision, restructuring and other one-time charges
4Q00 Adjustment to loan loss provision (FFIEC), restructuring credit and other one-time charges
2Q01 Goodwill writedown, additional litigation reserves, restructuring and other one-time net charges, accounting change for retained interests

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                                                                              25

STATEMENT OF INCOME-CORE
                    ----

 IN MILLIONS, EXCEPT PER SHARE DATA       2Q00    3Q00     4Q00    1Q01     2Q01
                                          -----   -----   -----   -----    -----

  Net Interest Income (TE)                $ 680   $ 691   $ 709   $ 695    $ 719
  Loan Loss Provision                        68     104      95     110      401
  Noninterest Income                        475     460     508     455      398
  Noninterest Expense                       696     672     708     698      686
                                          -----   -----   -----   -----    -----
                                            391     375     414     342       30
  Income Taxes & TE adj                     142     130     142     124        2
  Accounting Change, Net of Tax              --      --      --      (1)      --
                                          -----   -----   -----   -----    -----
  Net Income                              $ 249   $ 245   $ 272   $ 217    $  28

  Avg. Common Shares O/S
        Assuming Dilution                 436.0   432.0   430.6   429.9    424.7

  EPS - Core                              $0.57   $0.57   $0.63   $0.51    $0.07


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                                                                              26
ASSET QUALITY INDICATORS

 CP: CONTINUING PORTFOLIO
 TP: TOTAL PORTFOLIO

                                                                      CP        TP
IN MILLIONS                2Q00     3Q00      4Q00         1Q01      2Q01      2Q01
                           ----     ----      ----         ----      ----      ----
Nonperforming Loans      $  545    $  592    $  650       $  713    $  555    $  797
to EOP Loans               0.83%     0.89%     0.97%        1.06%     0.85%     1.20%

Nonperforming Assets     $  577    $  617    $  672       $  740    $  581    $  823
to EOP Loans + OREO        0.83%     0.93%     1.00%        1.10%     0.89%     1.23%

Net C/O                  $   70    $  105    $   95(*)    $  109    $  100    $  171
to Average Loans           0.43%     0.63%     0.57%(*)     0.66%     0.61%     1.02%

Allowance                $  979    $1,001    $1,001       $1,001    $1,002    $1,231
to Total Loans             1.49%     1.51%     1.50%        1.49%     1.54%     1.85%
to Nonperforming Loans      180%      169%      154%         140%      181%      154%

(*)  EXCLUDES FFIEC AND ONE-TIME ITEMS

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          KEYCORP
                                           ------------------------------------
                                                       (Registrant)


Date:  July 17, 2001                                  /s/ Lee Irving
                                           ------------------------------------
                                           By:   Lee Irving
                                                 Executive Vice President
                                                 and Chief Accounting Officer